UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):    January 19, 2006
                                                     ----------------

                          HYDROGEN ENGINE CENTER, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           NEVADA                        000-50542             82-0497807
----------------------------            ------------       -------------------
(State or other jurisdiction            (Commission          (IRS Employer
     of incorporation)                  File Number)       Identification No.)

                    602 East Fair Street, Algona, Iowa 50511
                     (Address of principal executive offices)

Registrant's telephone number, including area code: (515) 295-3178

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

*Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS

Exhibit No.         Description of Exhibit
-----------         ----------------------

99.1                Press Release issued by Hydrogen Engine Center,  Inc., dated
                    January 19, 2006.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYDROGEN ENGINE CENTER, INC.
   (Registrant)


   By: /s/ Theodore G. Hollinger
   ------------------------------
   Name:  Theodore G. Hollinger
   Title: President

Date: January 20, 2006




EXHIBIT INDEX


Exhibit No.         Description of Exhibit
-----------         ----------------------

99.1                Press Release issued by Hydrogen Engine Center,  Inc., dated
                    January 19, 2006.



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